Exhibit 10.11

Director’s Acceptance Letter

To:	Energys Group Limited	(the “Company”)
Franklyn House, Daux
Road Billingshurst, West Sussex
RH149SJ
United Kingdom

Attention:	Paul Snelgrove, non-executive director

Date:	August 7, 2023

I hereby accept and agree to my appointment or election as a director of the Company effective upon the Company’s Registration Statement relative to its initial public offering being declared effective by the United States Securities and Exchange Commission.

I designate the following telephone and facsimile numbers and e-mail address for service of notice of all directors’ meetings. Notice by telephone or facsimile to either of the said numbers or electronic mail to the stated e-mail address will constitute good and sufficient notice to myself and I agree to advise you of any change in these particulars:

Tel:	+ 852 9771 7811
Fax:
E-mail address:	prsltd@yahoo.com

I hereby authorise you to enter my name and address in the Register of Directors and Officers of the Company as follows:

Name:	SNELGROVE Rodger Paul

Address:	2 Silver Waves Court, 9 Ngan Kwong Wan Road Mui Wo, Lantau Island, Hong Kong

Yours faithfully,

Paul Snelgrove